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                                                                   EXHIBIT 10.38

                                 AMENDMENT NO. 1
                           Dated as of March 14, 2003

         THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of March 14, 2003 by and among SIERRA NEVADA WIRELESS RECEIVABLES CORPORATION, a Delaware corporation (the "Seller"), AT&T WIRELESS SERVICES OF NEVADA, INC., a Nevada corporation (the "Servicer"), the Committed Purchasers and Managing Agents signatories hereto, and CITICORP NORTH AMERICA, INC., as Program Agent (the "Program Agent").

                              PRELIMINARY STATEMENT

         A. The parties hereto, together with the Conduit Purchasers, are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of February 28, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "RPA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

         B. The parties hereto have agreed to amend the RPA subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the RPA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RPA is hereby amended as follows:

         1.1 Section 1.01 is hereby amended to insert the following defined term in alphabetical order:

         "CIBC Purchase Group" means the Purchase Group for which Canadian Imperial Bank of Commerce is the Managing Agent.

         1.2 The defined term "Purchase Limit" appearing in Section 1.01 is hereby amended to delete the dollar amount "$1,400,000,000" appearing therein and to replace the dollar amount "$1,600,000,000" therefor.

         1.3 The Conduit Purchase Limit of Corporate Asset Funding Company, Inc. appearing on the signatures pages thereof is hereby amended to delete the phrase "$300,000,000 from February 28, 2003 through April 29, 2003 and $200,000,000 thereafter" and to replace the dollar amount "$200,000,000" therefor.

         1.4 The Commitment of Citibank, N.A. appearing on the signatures pages thereof is hereby amended to delete the phrase "$450,000,000 from February 28, 2003 through

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April 29, 2003 and $350,000,000 thereafter" and to replace the dollar amount
"$350,000,000" therefor.

         1.5 Schedule II thereto is hereby deleted in its entirety and replaced with Schedule II hereto.

         SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first above written upon the Program Agent's having received (i) counterparts of this Amendment duly executed by each party hereto and (ii) a Reaffirmation of Performance Undertaking, in the form of Exhibit A hereto, duly executed by AT&T Wireless Services, Inc.

         SECTION 3. Covenants, Representations and Warranties of the Seller and Servicer.

         3.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

         3.2 Each of the Seller and the Servicer hereby represents and warrants (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Event of Termination or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Termination.

         SECTION 4. Reference to and Effect on the RPA.

         4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

         4.2 Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the RPA or any of the other Facility Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                    SIERRA NEVADA WIRELESS RECEIVABLES
                                    CORPORATION, as Seller

                                    By:________________________
                                       Name:
                                       Title:

                                    AT&T WIRELESS SERVICES OF NEVADA,
                                    INC., as Servicer

                                    By:________________________
                                       Name:
                                       Title:

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                                    CITICORP NORTH AMERICA, INC., as a
                                    Managing Agent and as Program Agent

                                    By:________________________
                                       Name:
                                       Title:

                                    CITIBANK, N.A., as a Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

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                                    BANK OF AMERICA, N.A., as a Managing Agent
                                    and as a Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

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                                    BNP PARIBAS, as a Managing Agent and as a
                                    Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

                                    By:________________________
                                       Name:
                                       Title:

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                                    HSBC BANK USA, as a Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

                                    By:________________________
                                       Name:
                                       Title:

                                    HSBC SECURITIES (USA), INC.,
                                    as a Managing Agent

                                    By:________________________
                                       Name:
                                       Title:

                                    By:________________________
                                       Name:
                                       Title:

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                                    ASSET ONE SECURITIZATION, LLC, as a
                                    Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

                                    SOCIETE GENERALE, as a Managing Agent

                                    By:________________________
                                       Name:
                                       Title:

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                                    CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                    Managing Agent and as a Committed Purchaser

                                    By:________________________
                                       Name:
                                       Title:

                                    By:________________________
                                       Name:
                                       Title:

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